UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2016

Legacy Ventures International, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	30-0826318
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2215-B Renaissance Drive, Las Vegas, Nevada 89119
(Address of principal executive offices)

1-800-918-3362
(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 7, 2016, Lucie Letellier resigned from our board of directors. On September 8, 2016, Dennis Hancock resigned from our board of directors. On September 9, 2016, Matthew Merson resigned from our board of directors. There were no known disagreements with Ms. Letellier, Mr. Hancock, or Mr. Merson on any matter relating to our operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Ventures International, Inc.

September 15, 2016	By:	/s/ Evan Clifford
Evan Clifford, CEO

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